Exhibit 99.3

NEITHER THIS WARRANT, NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS, AND THIS WARRANT HAS BEEN, AND THE SHARES EXERCISABLE UPON THE EXERCISE HEREOF WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT, NOR THE SHARES ISSUABLE UPON THE EXERCISE HEREOF, NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. 2006-

WARRANT TO PURCHASE SHARES OF COMMON STOCK

OF

ENVIRONMENTAL POWER CORPORATION

THIS CERTIFIES that, for value received, [                    ] (the “Holder”) is entitled to purchase from ENVIRONMENTAL POWER CORPORATION, a Delaware corporation (the “Corporation”), subject to the terms and conditions hereof, [                    ] shares (the “Warrant Shares”) of common stock, $0.01 par value (the “Common Stock”). This warrant, together with all warrants hereafter issued in exchange or substitution for this warrant, is referred to as the “Warrant” and the holder of this Warrant is referred to as the “Holder.” The number of Warrant Shares is subject to adjustment as hereinafter provided. Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00 pm Eastern Time on                     , 2011 [date that is five (5) calendar years from the Closing] (the “Termination Date”).

1. Exercise of Warrants.

(a) The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $5.522 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America (“Warrant Agent”) as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each Warrant Share being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the Warrant Shares as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder within three (3) business days (the “Delivery Date”) after the Corporation or its Warrant Agent has received the Holder’s Warrant Exercise Form and payment of the Exercise Price, or, at the request of the Holder (provided that a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) providing for the resale of the Warrant Shares is then in effect), issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”), and the Holder hereof shall be deemed for all purposes to be the holder of the Warrant Shares so purchased as of the date of such exercise.

(b) If, but only if, at any time after one year from the date of grant of this Warrant there is no effective registration statement registering the resale of the Warrant Shares by the Holder, this Warrant may also be exercised at such time by means of a “cashless exercise” in which, at any time prior to the Termination Date, the Holder of this Warrant may, at its option, exchange this Warrant, in whole or in part (a “Warrant Exchange”), for Warrant Shares by surrendering this Warrant at the principal office of the Corporation or to its Warrant Agent, accompanied by a notice stating such Holder’s intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the “Notice of Exchange”). The Warrant Exchange shall be effective on the date the Holder’s Warrant Exercise Form is transmitted to the Corporation, its Warrant Agent, or any agent of the Holder that is irrevocably instructed to process the Warrant Exchange on the Holder’s behalf (the “Exchange Date”). Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within three (3) business days following the date the Corporation or its Warrant Agent has received the Holder’s Warrant Exercise

Form. In connection with any Warrant Exchange, the number of Warrant Shares issued to the Holder shall be determined according to the following formula:

X =	Y(A-B)
A

Where: X =	the number of Warrant Shares that shall be issued to the Holder, rounded to the next highest integer;

Y =	the number of Warrant Shares for which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Holder and the number of Warrant Shares subject to the portion of the Warrant being exchanged in payment of the Warrant Price);

A =	the Closing Price of one share of Common Stock on the trading day immediately preceding the Exchange Date; and

B =	the Warrant Price then in effect.

As used herein, “Closing Price”, shall mean, for a given trading day, the last reported sale price per share of Common Stock on that trading day as reported on the American Stock Exchange or such other national securities exchange or national securities trading or quotation system on which the Common Stock is then traded. If the Common Stock is not listed or quoted on a national securities exchange or other national trading or quotation system as of the Exchange Date, the Closing Price shall be deemed to be the amount most recently determined by the Board of Directors of the Corporation (the “Board”) to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Corporation). Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exchange Date, then (A) the Board shall make, and shall provide or cause to be provided to the Holder notice of, a determination of the fair market value per share of the Common Stock within 5 days of a request by the Holder that it do so, and (B) the exercise of this Warrant pursuant to this Section 1(b) shall be delayed until such determination is made and notice thereof is provided to the Holder. In the event the Holder reasonably objects to the fair market value determined by the Board, the fair market value shall be determined by an independent evaluator mutually agreed to by the Holder and the Corporation.

(c) In addition to any other rights available to the Holder, if the Corporation fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Corporation shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Warrant Shares that the Corporation was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of Warrant Shares that would have been issued had the Corporation timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Corporation shall be required to pay the Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

(d) Except as provided below and in Section 7, this Warrant and all certificates representing Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE

SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

The Corporation agrees to reissue this Warrant or certificates representing any of the Warrant Shares, provided that prior to making any transfer of any such securities the Holder shall give written notice to the Corporation describing the manner and terms of such transfer. Such proposed transfer will not be effected until: (a) either (i) the Corporation has received an opinion of counsel reasonably satisfactory to the Corporation, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Corporation with the Securities and Exchange Commission and has become effective under the Securities Act, (iii) the Corporation has received other evidence reasonably satisfactory to the Corporation that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the Holder provides the Corporation with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Corporation has received an opinion of counsel reasonably satisfactory to the Corporation, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. The Corporation will respond to any such notice from a holder within three (3) trading days. In the case of any proposed transfer under this Section 1(d), the Corporation will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Corporation. Whenever a certificate representing the Warrant Shares may be issued to a the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Shares, unless otherwise requested by the Holder, the Corporation shall cause its transfer agent to electronically transmit the Warrant Shares to the Holder by crediting the account of the Holder or Holder’s Prime Broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or any other agreement between the Corporation and the Holder).

2. Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

3. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

4. Transferability of Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Corporation by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed for transfer. Any registration rights to which this Warrant may then be subject shall be transferred together with the Warrant to the subsequent purchaser.

5. Certain Adjustments. With respect to any rights that Holder has to exercise this Warrant and convert into shares of Common Stock, Holder shall be entitled to the following adjustments:

(a) Merger or Consolidation. If at any time there shall be a merger or a consolidation of the Corporation with or into another corporation when the Corporation is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the holder hereof shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the holder hereof as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder hereof as the holder of this Warrant after the merger or consolidation.

(b) Reclassification, Recapitalization, etc. If the Corporation at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

(c) Split or Combination of Common Stock and Stock Dividend. In case the Corporation shall at any time subdivide, recapitalize, split forward or change its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon its Common Stock payable solely in shares of Common Stock, the Exercise Price shall be proportionately reduced and the number of Warrant Shares proportionately increased. Conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined or reverse split into a smaller number of shares, the Exercise Price shall be proportionately increased and the number of Warrant Shares proportionately reduced.

(d) Issuances of Additional Shares of Stock. If at any time prior to the exercise of this Warrant, the Corporation shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue, Additional Shares (as hereinafter defined) without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale, then forthwith upon the occurrence of any such event (the “Dilutive Issuance”) the Exercise Price shall be reduced to equal the effective conversion, exchange or purchase price for such Additional Shares (including any reset provisions thereof) at issue, provided, however, that in the event the effective conversion, exchange or purchase price for such Additional Shares is below $5.08 (subject to adjustment to reflect stock splits, stock dividends, recapitalizations and the like), the Exercise Price shall be reduced to equal $5.08 and no further reduction in the Exercise Price shall be made. The Corporation shall notify the Holder in writing, no later than three trading days following the issuance of any Additional Shares subject to this section, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the “Dilutive Issuance Notice”). For clarification, whether or not the Corporation provides a Dilutive Issuance Notice, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Adjusted Exercise Price regardless of whether the Holder accurately refers to Adjusted Exercise Price in the Notice of Exercise. Upon the expiration or termination of any unexercised option or warrant or unconverted or unexchanged (as applicable) convertible security which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Exercise Price pursuant to the terms of this Section 5(d), the Exercise Price shall be readjusted to such Exercise Price as would have obtained had such option, warrant or convertible security never been issued. No adjustment in the Exercise Price shall be made upon the issue of shares of Common Stock or convertible securities upon the exercise of options or warrants or the issue of shares of common stock upon the conversion or exchange of convertible securities.

As used herein, “Additional Shares” shall mean all shares of Common Stock or any securities of the Corporation which would entitle the holder thereof to acquire at any time Common Stock (including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock), whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, at an effective price per share which is less than the Exercise Price then in effect. If the Corporation issues any securities convertible or exchangeable into Common Stock, the maximum number of shares of Common Stock issuable thereunder shall be deemed to be Additional Shares issued as of the time of such issue, if the consideration per share of such Additional Shares is less than the Exercise Price then in effect. Additional Shares, however, shall not include the issuance of (i) shares of Common Stock or options to employees, consultants, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by the Board of Directors of the Corporation, including a majority of the non-employee members of the Board of Directors of the Corporation, or a majority of the members of a committee of non-employee directors established for such purpose, (ii) securities upon the exercise of or conversion of any securities issued hereunder or other securities sold as part of the same offering, or convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided they have not been amended since the date hereof to reduce their effective price per share, (iii) warrants, or shares issuable upon exercise thereof, issued to Cargill, Incorporated pursuant to the terms of any Business Development Agreement or similar agreement entered into among the Company, Microgy, Inc. and Cargill, Incorporated, and (iv) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to an entity which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

(e) Fractional Shares. No fractional Warrant Shares shall be issued upon exercise of this Warrant as a result of any of the adjustments set forth in this Section 5. Instead, the number of Warrant Shares issuable upon exercise of this Warrant shall be rounded to the nearest whole number.

6. Conversion Limitations. The Corporation shall not effect any exercise of this Warrant, and a Holder shall not have the right to convert any portion of this Warrant, to the extent that after giving effect to the exercise set forth on the applicable Warrant Exercise Form, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) exercise of the remaining, unexercised Warrant Shares beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any debentures or other warrants to purchase shares of Common Stock) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which Warrant Shares of this Warrant are exercisable shall be in the sole discretion of such Holder, and the submission of a Warrant Exercise Form shall be deemed to be such Holder’s determination of whether this Warrant may be exercised (in relation to other securities owned by such Holder together with any Affiliates) and which Warrant Shares of this Warrant are exercisable, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Warrant Exercise Form that such form has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent Form 10-Q or Form 10-K, as the case may be; (B) a public announcement by the Corporation; or (C) a notice by the Corporation or the Corporation’s transfer agent. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including this Warrant, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be (i) 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant held by the Holder, with respect to any Holder whose initial number of Warrant Shares hereunder is less than 1,000,000, and (ii) 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant held by the Holder, with respect to any Holder whose initial number of Warrant Shares hereunder is 1,000,000 or greater. The Beneficial Ownership Limitation provisions of this Section 6, with respect to a Holder subject to the 4.99% limitation described in part (i) of the definition of Beneficial Ownership Limitation, may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Corporation, to change the Beneficial Ownership Limitation to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Warrant held by the Holder, and the provisions of this Section 6 shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The Beneficial Ownership Limitation provisions of this Section 6, with respect to a Holder subject to the 9.99% limitation described in part (ii) of the definition of Beneficial Ownership Limitation, may not be waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

7. Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, and then in that case subject to the Holders’ compliance with the prospectus delivery requirements of Section 5 of the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THE SHARES EVIDENCED BY THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

8. Call. The Corporation shall have the right, upon notice to the Holder (“Call Notice”), to “call” all or any portion of this Warrant (a “Call”) provided that (i) the Warrant Shares have been registered for resale pursuant to the Securities Act, and are freely tradable without restriction for at least the 30-day period preceding such notice, (ii) the Closing Price for the Common Stock has been at least $3.00 above the Exercise Price then in effect (subject to adjustment to reflect stock splits, stock dividends, recapitalizations and the like) for each trading day in the 10-trading day period immediately preceding the date of the Call Notice, and (iii) the average daily trading volume for the Common Stock has been at least 75,000 for the 20-trading day period immediately preceding the date of the Call Notice. The Call Notice shall state what portion of the Warrant is being Called and on what date the Call shall take effect, which date shall be at least 30 calendar days after the Call Notice is sent to Holder (the “Call Date”). The Corporation covenants to honor all exercises of this Warrant up until 5:00pm (Eastern Time) on the Call Date, and any such exercises will be applied against the portion of the Warrant being Called. The Call Notice shall be void (i) if on the Call Date, the Warrant Shares are no longer freely tradable without restriction or (ii) with respect to any Warrant Shares which would cause a breach of the conversion limitations in Section 6. After 5:01pm (Eastern Time) on the Call Date, any unexercised portion of the Warrant being Called shall be cancelled without any consideration due to the Holder.

9. Miscellaneous. This Warrant shall be governed by and construed in accordance with the laws of the State of New York. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Warrant), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. All the covenants and provisions of this Warrant by or for the benefit of the Corporation shall bind and inure to the benefit of its successors and assigns hereunder. Nothing in this Warrant shall be construed to give to any person or corporation other than the Corporation and the Holder any legal or equitable right, remedy or claim under this Warrant. This Warrant shall be for the sole and exclusive benefit of the Corporation and the Holder. The section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Corporation, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers this      day of                     , 2006.

ENVIRONMENTAL POWER CORPORATION

By:
Name:
Title:

WARRANT EXERCISE FORM

To Be Executed by the Holder in Order to Exercise Warrant

To:	Environmental Power Corporation	Dated
One Cate Street
Fourth Floor
Portsmouth, NH 03801

The undersigned, pursuant to the provisions set forth in the attached Warrant No.             , hereby irrevocably elects to purchase (check applicable box):

☐	shares of the Common Stock of Environmental Power Corporation covered by such Warrant; or

☐	the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 1(b) (if applicable).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

☐	$ in lawful money of the United States; and/or

☐	if the provisions of subsection 1(b) of this Warrant are in effect, the cancellation of such portion of the attached Warrant as is exercisable for a total of Warrant Shares (using a Fair Market Value of $ per share for purposes of this calculation); and/or

☐	if the provisions of subsection 1(b) of this Warrant are in effect, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(b).

The undersigned hereby requests that certificates for the Warrant Shares purchased hereby be issued in the name of:

(please print or type name and address)

(please insert social security or other identifying number)

and be delivered as follows:

(please print or type name and address)

(please insert social security or other identifying number)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant Certificate, that a new Warrant for the balance of such shares be registered in the name of, and delivered to, Holder.

Signature of Holder

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form. Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_____________________________________________________________________________________________ whose address is

__________________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________________

Dated:                     ,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust corporation. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.